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                                                                    EXHIBIT 10.2


                            REVOLVING PROMISSORY NOTE

                                  MORTGAGE LOAN


September 23, 1998                                             Loan No. ________
U.S. $3,000,000.00


         FOR VALUE RECEIVED, the undersigned, CAFE ODYSSEY, INC., a Minnesota corporation ("Borrower"), hereby promises to pay to the order of THE PROVIDENT BANK ("Bank") the principal sum of Three Million and 00/100 Dollars ($3,000,000.00) ("Credit Limit") or so much thereof as is loaned by the Bank pursuant to the provisions hereof ("Note") together with interest on the unpaid balance thereof at the rate per annum set forth below computed daily on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in a three hundred sixty-five (365) day year.

         This Note shall bear interest on the unpaid principal balance from time to time outstanding from the date hereof until final maturity at a rate per annum equal to the Prime Rate, as defined herein, charged by the Bank from time to time (the "Interest Rate"), or at such lesser rate per annum as shall be the maximum rate legally enforceable. In the event of a change in such Prime Rate, the new rate shall become effective on the date such Prime Rate changes. "Prime Rate" is that annual percentage of interest which is announced by the Bank from time to time, which is in effect until a new rate is announced and which provides a base to which loan rates may be referenced, it is not necessarily the Bank's lowest loan rate. Bank shall notify Borrower in writing of any change in the Prime Rate, through its normal billing process.

         This Note is given in connection with and secured by a certain Open-End Leasehold Mortgage, Security Agreement and Assignment of Rents, Income and Proceeds("Mortgage") made of even date herewith granted by the Borrower to the Bank, which Mortgage encumbers certain property consisting of that leasehold estate more particularly described in the Mortgage located in Hamilton County, Ohio (the "Property"). This Note, the Mortgage, that certain Security Agreement granted by Borrower to Bank dated of even date herewith and any other security documents shall be referred to as the "Loan Documents."



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         So long as this Note shall remain outstanding, interest accrued on the unpaid principal balance shall be paid monthly in arrears on the first day of each month commencing on October 1, 1998. At least ten (10) days prior to the due date of any monthly interest payment due hereunder the Bank will deposit in the U.S. Mail written notice to Borrower of the amount of such payment at the notice address of Borrower. Principal shall be due and payable, while Borrower is not in default under this Note or Borrower is not in default under the other Loan Documents, pursuant to the provisions set forth below.

         The unpaid principal balance hereof plus accrued interest and other charges shall be due and payable in full on January 1, 2000 ("Maturity Date") unless demand for repayment of the entire indebted ness is made by Bank prior to such Maturity Date pursuant to the provisions set forth below or the provisions of the other Loan Documents.

         Principal and interest payments shall be made in lawful money of the United States of America to the Bank at One East Fourth Street, Cincinnati, Ohio, or such other address as the Bank may give to Borrower, in immediately available funds to the Bank.

REVOLVING CREDIT AND REPAYMENT

         Subject to the conditions hereof and until the Maturity Date (or such earlier date in the event the Bank shall have declared this Note to be due and payable), Borrower shall be entitled to borrow and reborrow from Bank and Bank hereby agrees to lend and relend to Borrower such amounts not to exceed the Maximum Amount of Available Credit, as defined below, as the Borrower may at any time and from time to time request in accordance with the procedures for loan advances set forth below (the "Revolving Credit"), the proceeds of which shall be disbursed and applied for working capital needs of Borrower.

         The "Maximum Amount of Available Credit" on any date shall equal the Credit Limit less the then outstanding unpaid principal balance of this Note on such date.

         Borrower covenants that it will apply the proceeds of all loans made pursuant to the Revolving Credit only for the purposes described above and in particular, will not use the proceeds for the purpose of


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purchasing or carrying any "margin stock" so as to cause the Bank to be in violation of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U").

         The Borrower may, upon satisfactory notice to the Bank, voluntarily prepay this Note in whole at any time or in part from time to time, without penalty or premium.



LATE CHARGES

         In the event any of the payments of interest called for hereunder, is not paid within ten (10) days after the due date, a late charge for default of payment of any installment equal to five percent (5%) of the amount of the installment that is late shall be assessed to cover the Bank's extra expense incident to handling delinquent accounts.

EVENTS OF DEFAULT

         This Note is secured by the Mortgage, Security Agreement and the other Loan Documents which Mortgage, Security Agreement and other Loan Documents specify various events of default (each, an "Event of Default") upon the happening of which, the Bank may, (i) declare this Note to be forthwith due and payable, whereupon the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) proceed to protect and enforce its rights under this Note by suit in equity, action at law or any other appropriate proceeding and the Bank shall have, without limitation, all of the rights and remedies of a secured party with respect to the collateral provided by applicable law.

DEFAULT RATE

         It is expressly agreed that during the continuance of an Event of Default, the unpaid balance of principal, accrued interest and all other amounts due hereunder shall, at the option of the Bank and without notice, bear interest, during the continuance of such Event of Default, at a rate per annum equal to four percent (4.00%) in


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excess of the Prime Rate, or at such lesser rate per annum as shall be the maximum rate legally enforceable ("Default Rate").

CONDITIONS

         Bank's obligation to lend to Borrower pursuant to the Revolving Credit shall be subject to the satisfaction of Bank, at or before the making of each such loan, of the following condition:

         (a) No Event of Default shall have occurred and be continuing after the expiration of any cure or grace period.

         No failure or delay on the part of the Bank or any holder of this Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         The Bank, at its option, shall have the right to pay on behalf of the Borrower, fire and extended coverage insurance premiums, if necessary, real estate taxes, assessments and such other sums attributable to the Property which are provided in the Mortgage or Security Agreement, and the Borrower agrees promptly to repay the Bank for any sums so expended, together with interest thereon, to the extent legally enforceable, at a rate equal to the Default Rate.

NO AMENDMENTS

         No amendment, modification, termination or waiver of any provision of this Note or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.


NOTICES



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         All notices, requests, demands and other communications provided for hereunder shall be in writing, and if addressed to the Borrower, mailed to or delivered to it, addressed to it at the address shown below or such other address furnished Bank in writing at least five (5) business days prior to the action which is the subject of the notice; and if to the Bank, mailed or delivered to it, addressed to it at One East Fourth Street, Cincinnati, Ohio 45202, to the attention of the Senior Commercial Lending Officer. All notices, requests, demands and other communications provided for hereunder shall be deemed given or delivered when received by the party to whom such notice, request, demand or other communication has been addressed.

MISCELLANEOUS

         The Borrower shall pay on demand all costs and expenses of the Bank (i) in connection with the enforcement or collection of this Note, the Mortgage, Security Agreement or other documents securing this Note; and (ii) any and all stamp, other taxes and license fees, if any, payable or determined to be payable by Bank in connection with the execution and delivery of this Note, the Mortgage, Security Agreement and other Loan Documents, and the Borrower shall indemnify and save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         Any provision of this Note which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidat ing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         This Note is made and delivered in the City of Cincinnati, Ohio and shall be governed by and construed in accordance with the laws of the State of Ohio.

         AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO EXTEND CREDIT TO BORROWER, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING THE BANK AND THE BORROWER.



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         The Borrower and all endorsers authorize any attorney-at-law, including an attorney engaged by Lender or any holder of this Note, to appear in any court of record in Hamilton County, Ohio, or in any court of record in the jurisdiction in which the Borrower or any endorser against which or whom a judgment is then sought may then reside, or in any court of record in the jurisdiction in which the property described in the Mortgage is located, after the indebtedness evidenced hereby, or any part thereof, becomes due, and waive the issuance and service of process and confess judgment against the Borrower or any endorser in favor of the Lender for the amount then appearing due, together with costs of suit and thereupon to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons or entities against whom judgment has not been obtained thereon. This warrant of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Lender or any holder hereof neverthe less may hereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower and all endorsers or any one or more of them. The Borrower hereby expressly waives any conflict of interest that the holder's attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee (at his/her normal hourly rate) from the holder for confessing such judgment against Borrower.


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"WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

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         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by their officers thereunto duly authorized on the date, month and year first above written.

                                                 BORROWER:

                                                 CAFE ODYSSEY, INC., a Minnesota
                                                 corporation


                                                 By:  /s/ Stephen D. King
                                                      Stephen D. King,
                                                      Chairman


         This is to certify that this Note was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.


                                                       /s/ Mark J. Weber
                                                       NOTARY PUBLIC